SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as company under a Pooling and Servicing Agreement, dated as of August 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S18)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     333-61840                  13-3320910
          --------                     ---------                  ----------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
      of Incorporation)               File Number)             Idenfication No.)


11 Madison Avenue
NEW YORK, NEW YORK                                                  10010
------------------                                               -----------
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 325-3000




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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

          1. Pooling and Servicing Agreement, dated as of August 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, The Chase Manhattan Bank, as trustee, and Wilshire Credit Corporation, as servicer. The Pooling and Servicing Agreement is being filed in a delayed manner due to the events of September 11, 2001.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CREDIT SUISSE FIRST BOSTON
                                          MORTGAGE SECURITIES CORP.

                                          By:  /s/ Helaine Hebble
                                             -----------------------------
                                          Name:    Helaine Hebble
                                          Title:   Senior Vice President


Dated: November 27, 2001






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                                    EXHIBITS